UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 14, 2022

URSTADT BIDDLE PROPERTIES INC
(Exact Name of Registrant as Specified in Its Charter)

001-12803
(Commission File Number)

Maryland	04-2458042
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

321 RAILROAD AVENUE
GREENWICH, Connecticut 06830
(Address of principal executive offices, including zip code)

(203) 863-8200
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	UBP	New York Stock Exchange
Class A Common Stock, par value $.01 per share	UBA	New York Stock Exchange
6.25% Series H Cumulative Preferred Stock	UBPPRH	New York Stock Exchange
5.875% Series K Cumulative Preferred Stock	UBPPRK	New York Stock Exchange
Common Stock Rights to Purchase Preferred Shares	N/A	New York Stock Exchange
Class A Common Stock Rights to Purchase Preferred Shares	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2022, the Board of Directors of Urstadt Biddle Properties Inc. (the “Company”) adopted the Second Amended and Restated Bylaws of Urstadt Biddle Properties Inc. (the “A&R Bylaws”), which became effective immediately-.  The following is a summary of changes effected by adoption of the A&R Bylaws, which is qualified in its entirety by reference to the A&R Bylaws filed as Exhibit 3.1 hereto:

•
Section 1.03 Matters to be Considered at Annual Meeting.  The A&R Bylaws expand the information required to be disclosed by a stockholder proposing to bring business before an annual meeting of the Company in the advance notice of business required of such stockholder.  The A&R Bylaws require that the notice additionally disclose the stockholder’s beneficial ownership of the Company’s securities through derivative instruments, rights to dividends, proportionate interests in the Company’s securities (including through derivative instruments) held through one or more general or limited partners, rights to any performance-related fees, and ownership of any synthetic equity interests.  The stockholder must also disclose the same information for any associated person of such stockholder.

•
Section 2.04 Nomination of Directors.  The A&R Bylaws expand the information required to be disclosed by a stockholder proposing to nominate a candidate for election as a director of the Company at an annual meeting of the Company in the advance notice required of such stockholder.  The A&R Bylaws require that the notice additionally disclose the stockholder’s beneficial ownership of the Company’s securities through derivative instruments, rights to dividends, proportionate interests in the Company’s securities (including through derivative instruments) held through one or more general or limited partners, rights to any performance-related fees, and ownership of any synthetic equity interests.  The stockholder must also disclose the same information for any associated person of such stockholder.  The notice must further state whether the stockholder intends to comply with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and set forth an undertaking to advise the Company if the stockholder fails to comply with any requirements of Rule 14a-19.  Upon request by the Company, the stockholder must provide reasonable evidence of compliance with Rule 14a-19.

In addition, the A&R Bylaws expand the information required to be provided by a proposed nominee.  Proposed nominees must deliver a completed written questionnaire with respect to his or her background and qualification and a written representation and agreement that such proposed nominee is not and will not become party to a voting commitment that is not disclosed to the Company or could interfere with such proposed nominee’s duties as a director and is not and will not become a party to any direct or indirect compensation, reimbursement or indemnification arrangement in connection with service or action as a director that has not been disclosed.

•
Section 3.01 Number, Tenure and Qualification.  The A&R Bylaws allow for the Board of Directors to appoint committees of one more directors (reduced from two or more directors in prior bylaws), consistent with Maryland General Corporation Law.

•
Section 5.07 Secretary. The A&R Bylaws provide that the Secretary of the Company shall keep the minutes of the proceedings of the Stockholders and Board of Directors in one or more books provided for that purpose or in such form as complies with Maryland General Corporation Law.  The previous version of the bylaws did not include the italicized portion.

•
Article VI Shares of Stock. Section 6.01 of the A&R Bylaws provides that for uncertificated shares, on request by a stockholder, the Company will send to the registered owner, without charge, a notice, in writing or by electronic transmission, of information required by the Maryland General Corporation Law to be included on a stock certificate.  Section 6.02 of the A&R Bylaws provides that any system adopted by the Company to maintain its stock ledger shall include a provision for such notice to acquirors of stock (upon stockholder’s request) in accordance with applicable provisions of the Maryland General Corporation Law.  Section 6.03 of the A&R Bylaws provides that if stock of the Company is transferred in accordance with any restrictions on transfer, the Company will issue, as needed, a new certificate or an uncertificated share, cancel any old certificates, and record such transfer in the Company’s stock ledger upon surrender of the old certificate and receipt of documentation reasonably requested by the Company.

•
Article VIII Indemnification.  The A&R Bylaws delete “agents” from the categories of persons in Section 8.01 whom the Company must indemnify and hold harmless.  The A&R Bylaws provide, instead, in Section 8.03, that the Board of Directors may provide for such indemnification and advancement of expenses.   The A&R Bylaws delete prior Section 8.02, which was a recitation of Section 2.418 of the Maryland General Corporation Law.

•
[Section 10.08 Other Reports].  The A&R Bylaws delete prior Section 10.08, which required that any distribution to stockholders of income or capital assets be accompanied by a written statement disclosing the source of funds and other information.

•
The A&R Bylaws make various edits throughout to reflect and account for the possibility of virtual meetings, electronic transmissions and remote communications, as permitted under Maryland General Corporation Law, including in Sections 1.05, 1.09, 2.05, 2.07, 2.14, 3.05, 6.01, 6.5.3 and Section 9.01.

•
The A&R Bylaws make various edits throughout to update and change references from “Articles” to “charter,” including in Sections 1.07, 2.01, 2.02, 2.03, 2.07, 2.09, 2.12, 5.04, 5.05, 6.01, 6.03, 7.01 and 9.03 and Article XI, and from “teller” to “inspector” in Section 1.10.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	The following exhibits are filed as part of this report: 3.1 Second Amended and Restated Bylaws of Urstadt Biddle Properties Inc., dated December 14, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 19, 2022	URSTADT BIDDLE PROPERTIES INC.
(Registrant)

/s/ John T. Hayes
John T. Hayes
Senior Vice President & Chief Financial Officer